SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT UNDER SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): February 23, 2007

MC SHIPPING INC.
(Exact name of the registrant as specified in its charter)
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LIBERIA	1-10231	98-0101881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
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Richmond House, 12 Par-la-ville Road, Hamilton HM CX. Bermuda
(Address of principal executive offices)
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441-295-7933
(Registrant's telephone number, including area code)
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Not Applicable
(former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Chief Financial Officer

On February 19th 2007, following 9 ½ years with the Company, Ms Dominique Sergent has resigned as Chief Financial Officer of the Company effective April 4th  to pursue other opportunities. Her position will be taken by Alex Gorchakov currently Chief Investment Officer of the Company, he will assume this role on an interim basis.

The Company extended their thanks for her service, especially in the last 2 ½ years where she greatly contributed to the turn around of the Company.
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Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MC SHIPPING INC.

Date : February 23, 2007	/S/ A.S. CRAWFORD
Antony S. Crawford
Chief Executive Officer
(Principal Executive Officer)